SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  February 4, 2003



                     American Home Mortgage Holdings, Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



            Delaware                  000-27081             13-4066303
--------------------------------------------------------------------------------
  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)



520 Broadhollow Road, Melville, New York                       11747
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's Telephone Number, Including Area Code:      (631) 899-3900
                                                     ---------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS

      On February 4, 2003, American Home Mortgage Holdings, Inc. entered into a definitive agreement to acquire the retail mortgage lending branches of Principal Residential Mortgage, Inc., the mortgage banking subsidiary of the Principal Financial Group. A copy of the Press Release announcing the acquisition is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c) Exhibits:

             99.1 - Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 6, 2003                AMERICAN HOME MORTGAGE HOLDINGS, INC.

                                       By: /s/ Richard D. Silver
                                           ----------------------------------
                                           Name:  Richard D. Silver
                                           Title: Controller

                                  EXHIBIT INDEX
                                  -------------



    EXHIBIT NUMBER                                      DESCRIPTION
    --------------                                      -----------

         99.1                                          Press Release